UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 8, 2023

KITE REALTY GROUP TRUST

KITE REALTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32268	11-3715772
Delaware	333-202666-01	20-1453863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

(317) 577-5600

(Registrant's telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	KRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2023, the Board of Trustees (the “Board”) of Kite Realty Group Trust (the “Company”) amended and restated the Company’s Second Amended and Restated Bylaws (as amended and restated, the “Third Amended and Restated Bylaws”), effective immediately, to (i) expressly provide for the ability of shareholders to participate in meetings of shareholders by electronic transmission, (ii) clarify the process for delivering notice of a meeting of shareholders, (iii) clarify the procedures for postponing or adjourning a meeting of shareholders, (iv) require any shareholder directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white, (v) implement and update the procedure and information requirements for the nominations of persons for election to the Board, including to address matters relating to the new universal proxy rules set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, or any proposal for other business, (vi) clarify the instances in which a shareholder’s notice regarding nomination of a Trustee for election or reelection may be disregarded, (vii) clarify the process for Trustee resignation, (viii) remove certain qualifications for serving as a Trustee, (ix) clarify the ability of a Trustee or officer to rely on certain information in the performance of their duties, (x) expressly provide for the Board’s ability to ratify prior actions or inaction by the Company, (xi) allow for certain emergency Board procedures during an unexpected catastrophe or emergency, (xii) clarify the ability of officers and other authorized persons to bind the Company, (xiii) clarify that the Board has the power to remove officers without cause, (xiv) clarify the procedures related to certification and transfer of shares, (xv) require shareholder cooperation regarding exclusive forum transfers for certain litigation, and (xvi) make certain other administrative, clarifying and conforming and/or immaterial changes throughout.

The foregoing description of the Third Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the Third Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto in unmarked form, and as Exhibit 3.2 hereto in redline form marking the amendments described above against a composite of the Company’s Second Amended and Restated Bylaws, as amended, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of Kite Realty Group Trust, effective November 8, 2023.
3.2	Third Amended and Restated Bylaws of Kite Realty Group Trust, effective November 8, 2023 (redline against composite of Second Amended and Restated Bylaws of Kite Realty Group Trust, as amended).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: November 9, 2023	By:	/s/ HEATH R. FEAR
Heath R. Fear
Executive Vice President and
Chief Financial Officer

KITE REALTY GROUP, L.P.
By: Kite Realty Group Trust, its sole general partner

	By:	/s/ HEATH R. FEAR
Heath R. Fear
Executive Vice President and
Chief Financial Officer